SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     May 23, 2001
                                                      ------------


                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)


          Delaware                    0-28815                  06-1241321
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(State or other Jurisdiction        (Commission            (IRS Employer
 of Incorporation)                   File Number)           Identification No.)



13 North Street, Litchfield, Connecticut                                06759
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code:   (860) 567-8752
                                                   -----------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report



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Form 8-K, Current Report
First Litchfield Financial Corporation


Item 5.                      Other Events.
-------                      -------------

          A. Annual Meeting of Shareholders of First Litchfield Financial
             ------------------------------------------------------------
             Corporation
             -----------

          The Annual Meeting of Shareholders of First Litchfield Financial Corporation (the "Company") was held on Wednesday, May 23, 2001. Shareholders voted on the election of directors.

          The vote for re-electing each of the four (4) Directors listed below to serve for a term of three years is as follows:

                                                                  Withholding
                                                     For           Authority
                                                     ---          ------------

Ernest W. Clock         Number of Shares:          967,336           17,765
                                                  ----------      ------------

                        Percentage of
                        Shares Voted:                98.20%            1.80%
                                                  ----------      ------------

                        Percentage of Shares
                        Entitled to Vote:            60.82%            1.12%
                                                  ----------      ------------

                                                                  Withholding
                                                     For           Authority
                                                     ---          ------------

George M. Madsen        Number of Shares:          967,336           17,765
                                                  ----------      ------------
 .
                        Percentage of
                        Shares Voted:                98.20%            1.80%
                                                  ----------      ------------

                        Percentage of Shares
                        Entitled to Vote:            60.82%            1.12%
                                                  ----------      ------------


                                                                  Withholding
                                                      For          Authority
                                                      ---         ------------

William J. Sweetman     Number of Shares:          968,166           16,935
                                                  ----------      ------------

                        Percentage of
                        Shares Voted:                98.28%            1.72%
                                                  ----------      ------------

                        Percentage of Shares
                        Entitled to Vote:            60.87%            1.06%
                                                  ----------      ------------


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                                                                  Withholding
                                                     For           Authority
                                                     ---          -----------

Patricia D. Werner      Number of Shares:          967,887           17,214
                                                  ----------      ---------

                        Percentage of
                        Shares Voted:                98.25%            1.75%
                                                  ----------      ---------

                        Percentage of Shares
                        Entitled to Vote:            60.86%            1.08%
                                                  ----------      ---------

          B. Dividend.
             ---------

          The Board of Directors of the Company declared a $0.10 per share quarterly cash dividend at their May 24, 2001 Board Meeting.

          The quarterly cash dividend will be paid on July 25, 2001 to stockholders of record as of June 22, 2001.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated:  May 30, 2001                   FIRST LITCHFIELD FINANCIAL CORPORATION



                                       By  /s/ Jerome J. Whalen
                                           -------------------------------------
                                           Jerome J. Whalen
                                           President and Chief Executive Officer




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